THE SECURITIES  REPRESENTED  HEREBY HAVE NOT BEEN REGISTERED  UNDER THE
    SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS CORPORATION, IS AVAILABLE.


                                 July ___, 1996


                      WARRANT TO PURCHASE SHARES OF COMMON
                       STOCK OF CHEUNG LABORATORIES, INC.

         This certifies that _____________ (the "Holder"), for a value received, is entitled, subject to the adjustment and to the other terms set forth below, to purchase from Cheung Laboratories, Inc., a Maryland corporation (the "Company), at the Stock Purchase Price (as defined below) that number of fully paid and nonassessable shares of the Company's $0.01 par value Common Stock (the "Stock") as equals $________________ divided by the Stock Purchase Price, which shall be the common stock equivalent price of the private placement to be sold by the Company in the Fall of 1996 in an aggregate offering of not less than $8,000,000 (anticipated to be at the price of $4.00 to $5.00 per share of common stock equivalent and hereinafter referred to as the "Private Offering"). This Warrant shall be exercisable at any time on and after six months from the date of the next public stock offering ("Next Public Offering") of the Company (the "Commencement Date") but not later than 5:00 P.M. (New York Time) on the Expiration Date (as defined below), upon surrender to the Company at its principle office at 10220-I Old Columbia Road, Columbia, Maryland 21046-1705,
Attention: Dr. Augustine Cheung, Chairman of the Board of Directors and Chief Executive Officer (or at such other location as the Company may advise Holder in writing) of this Warrant properly endorsed with the form of Subscription Agreement attached hereto duly filled in and signed and upon payment in cash or cashier's check of the aggregate Stock Purchase Price for the number of shares for which this Warrant is being exercised determined in accordance with the provisions hereof. The Stock Purchase Price and, in some cases, the number of shares purchasable hereunder are subject to adjustment as provided in Section 3 of this Warrant. This Warrant and all rights hereunder, to the extent not exercised in the manner set forth herein shall terminate and become null and void on the Expiration Date. "Expiration Date" means 5:00 P.M. (New York Time) on the fifth anniversary of the

Commencement Date. In the event that the Holder does not exercise this Warrant pursuant to the terms of this Warrant, then this Warrant shall expire, be cancelled, and be null and void. This Warrant is issued pursuant to the subscription agreement dated the same date as this Warrant and executed by the Holder, for the Purchase of a secured convertible promissory note in the principal amount of $___________.

This Warrant is subject to the Following terms and conditions:

1.     Exercise: Issuance of Certificates; Payment for Shares; Conversion Right.

         1.1 Duration of Exercise of Warrant. This Warrant is exercisable at the option of the Holder at any time or from time to time but not earlier than on the Commencement Date or later than 5:00 P.M. (New York Time) on the Expiration Date for all or a portion of the shares of Stock which may be purchased hereunder. The Company agrees that the shares of Stock purchased under this Warrant shall be and are deemed to be issued to Holder as the record owner of such shares at the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares. Subject to the provisions of Section 2, certificates for the shares of Stock so purchased, together with any other securities or property to which Holder is entitled upon such exercise, shall be delivered to Holder by the Company or its transfer agent at the Company's expense within a reasonable time after the rights represented by this Warrant have been exercised. Each stock certificate so delivered shall be in such denominations of Stock as may be requested by Holder and shall be registered in the name of Holder or such other name as shall be designated by Holder. If, upon exercise of this Warrant, fewer than all of the shares of Stock evidenced by this Warrant are purchased prior to the Expiration Date of this Warrant, one or more new warrants substantially in the form of, and on the terms in, this Warrant will be issued for the remaining number of shares of Stock not purchased upon exercise of this Warrant.

2. Shares to Be Fully Paid: Reservation of Shares. The Company covenants and agrees that all shares of Stock which may be issued upon the exercise of this Warrant (the "Warrant Shares") shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable and free from all preemptive rights of any stockholder and free of all taxes, liens, and charges with respect to the issuance thereof. The Company believes it has sufficient shares both at the date of this Warrant and following the Private Offering to provide for the exercise of this Warrant, but shall take such action as may be required following the Private Offering and the redemption of Stock for Mr. Gao to reserve and keep available a sufficient number of shares of its authorized but unissued Stock for such exercise. The Company will take all such reasonable actions as may be necessary to assure that such shares of Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of any domestic securities exchange or automated quotation system upon which the Stock may be listed.

3. Adjustment of Stock Purchase Price and Number of Shares. The Stock Purchase Price and, in some cases, the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3.

         3.1 Split or Combination of Stock and Stock Dividend: In case the Company shall at any time subdivide its outstanding shares of Stock into a greater number of shares or declare a dividend upon its Stock payable solely in shares of Stock, the Stock Purchase Price in effect immediately prior to such subdivision or declaration shall be proportionally reduced, and the number of shares issuable upon exercise of the Warrant shall be proportionately increased. Conversely, in case the outstanding shares of Stock of the Company shall be combined into a smaller number of shares (such as a reverse stock split, but not to include the anticipated redemption of 20,000,000 shares of stock from Mr. Gao pursuant to a Redemption Agreement now in effect with Mr. Gao) the Stock Purchase Price in effect immediately prior to such combination shall be proportionately increased, and the number of shares issuable upon exercise of the Warrant shall be proportionately reduced.

         3.2 Dilutive Issuances. If prior to completion of the Company's Next Public Offering, the Company shall sell or issue at any time after the date of this Warrant and prior to its termination shares of Stock (other than Excluded Stock, as defined in Section 3.2.5) at a consideration per share less than the Stock Exercise Price in effect immediately prior to the time of such issue or sale, then, upon such sale or issuance, the Stock Purchase Price shall be reduced to the lower of the prices (calculated to the nearest cent) determined as follows: by dividing (i) the sum of (A) the total number of shares of Stock Outstanding (as defined in Section 3.2.1) below and subject to adjustment in the manner set forth in Section 3.1) immediately prior to such issuance or sale multiplied by the then-existing Stock Purchase Price, plus (B) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (ii) the total number of shares of Stock Outstanding immediately after such issuance or sale.

                  3.2.1 Definitions. For purposes of this Section 3.2, the following definitions shall apply:

                           (a)      "Convertible   Securities"  shall  mean  any
indebtedness or equity securities convertible into or exchangeable for Stock.

                           (b)      "Options" shall mean any rights, warrants or
options to subscribe for or purchase Stock or Convertible Securities.

                           (c)      "Stock Outstanding: shall mean the aggregate
of all Stock of the Company outstanding and all Stock issuable upon exercise of all outstanding Options and conversion of all outstanding Convertible Securities.

                           (d)      "Market Price" shall mean:   (i) if there is
a ready public market of registered stock, the Market Price shall be the "Stock Price" (as defined in this Section 3.2.1) obtained by taking the average over a period of 30 days consecutive trading days ending on the second trading day prior to the date of determination; and (ii) if there is no ready public market, Market price shall be the highest of the last bona fide sale made by the Company and the fair market value of the Stock as determined by the Board of Directors in its good faith judgment.

                           (e)      "Stock  Price"  shall  mean (i) the mean, on
each such trading day, between the high and low sale price of a share of Stock, or if no such sale takes place on any such trading day, the mean of the highest closing bid and lowest closing asked prices therefor on any such trading day, in each case as officially reported on all national securities exchanges on which the Stock is then listed or admitted to trading, or (ii) if the Stock is not then listed or admitted to trading on any national securities exchange, the closing price of the Stock on such date, or (iii) if no closing price is available on any such trading date, the mean between the highest closing bid and the lowest closing asked prices thereof on any such trading date, in the over-the-counter market as reported by The National Association of Securities Dealers Automated Quotation System, or (iv) if the Stock is not then quoted in such system, the mean between the highest closing bid and lowest closing asked prices reported by market makers and dealers for the Stock listed as such with the National Quotation Bureau, Incorporated, or any similar successor organization, or (v) it there is no ready public market, then the Stock Price shall be the Market Price.

                  3.2.2 For the purposes of this Section 3.2, the following provisions shall also be applicable:

                           3.2.2.1  Cash  Consideration.  In  the  case  of  the
issuance or sale of additional Stock for cash, the consideration received by the Company therefor shall be deemed to be the amount of cash received by the
Company for such shares (or, if such shares are offered by the Company for subscription, the subscription price, or, if such shares are sold to underwriters or dealers for public offering without a subscription offering, the public offering price), without deducting therefrom any compensation or discount paid or allowed to underwriters or dealers or others performing similar services or for any expenses incurred in connection therewith.

                           3.2.2.2   Non-Cash Consideration.   In  case  of  the
issuance (other than upon conversion or exchange of Convertible Securities) or sale of additional Stock, Options or Convertible Securities for a consideration other than cash or a consideration a part of which shall be other than cash, the fair market value of such consideration as determined by the Board of Directors of the Company in the good faith exercise of its business judgment, irrespective of the accounting treatment thereof, shall be deemed to be the value, for purposes of this Section 3, of the consideration other than cash received by the Company for such securities.

                           3.2.2.3   Options and Convertible Securities. In case
the Company shall in any manner issue or grant any Options or any Convertible Securities, the total maximum number of shares of Stock issuable upon the exercise of such Options or upon conversion or exchange of the total maximum amount of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable shall (as of the date of issue or grant of such Options or, in the case of the issue or sale of Convertible Securities other than where the same are issuable upon the exercise of Options, as of the date of such issue or sale) be deemed to be issued and to be outstanding for the purpose of this Section 3.2 and to have been issued for the sum of the amount (if any) paid for such Options or Convertible Securities plus the amount (if any) payable upon the exercise of such Options or upon conversion or exchange of such Convertible Securities at the time such Convertible Securities first become convertible or exchangeable; provided that, subject to the provisions of Section 3.2.3, no further adjustment of the Stock Purchase Price shall be made upon the actual issuance of any such Stock or Convertible Securities or upon the conversion or exchange of any such Convertible Securities.

                  3.2.3 Change in Option Price or Conversion. In the event that the purchase price provided for in any Option referred to in subsection 3.2.2.3, or the rate at which any Convertible Securities referred to in subsection
3.2.2.3 are convertible into or exchangeable for shares of Stock shall change at any time or any additional consideration shall be payable in connection with the exercise of any Option or the conversion or exchange of any Convertible Security (other than under or by reason of provisions designed to protect against dilution upon the occurrence of events of the type described in this Section 3), then, for purposes of any adjustment required by Section 3.2, the Stock Purchase Price in effect at the time of such event shall forthwith be readjusted to the Stock Purchase Price that would have been in effect at such time had such Options or Convertible Securities still outstanding provided for such changed purchase price, conversion rate or additional consideration, as the case may be, at the time initially granted, issued or sold, provided that if such readjustment is an increase in the Stock Purchase Price, such readjustment shall not exceed the amount (as adjusted by Sections 3.2 and 3.2) by which the Stock Purchase Price was decreased pursuant to Section 3.2 upon the issuance of the Option or Convertible Security.

                  3.2.4 Termination of Option or Conversion Rights. In the event of the termination or expiration of any right to purchase Stock under any Option granted after the date of this Warrant or of any right to convert or exchange Convertible Securities issued after the date of this Warrant, the Stock Purchase Price shall, upon such termination, be readjusted after the Stock Purchase Price that would have been in effect at the time of such expiration or termination had such Option or Convertible Security, to the extent outstanding immediately prior to such expiration or termination, never been issued, and the shares of

Stock issuable thereunder shall not longer be deemed to be Stock Outstanding, provided that if such readjustment is an increase in the Stock Purchase Price, such readjustment shall not exceed the amount (as adjusted by Sections 3.1 and 3.2) by which the Stock Purchase Price was decreased pursuant to Section 3.2 upon the issuance of the Option or Convertible Security. The termination or expiration of any right to purchase Stock under any Option granted prior to the date of this Warrant or of any right to convert or exchange Convertible Securities issued prior to the date of this Warrant shall not trigger any adjustment to the Stock Purchase Price, but the shares of Stock issuable under such Options or Convertible Securities shall not longer be counted in determining the number of shares of Stock Outstanding on the date of issuance of this Warrant for purposes of subsequent calculations under this Section 3.2

                  3.2.5 Excluded Stock. Notwithstanding anything herein to the contrary, the Stock Purchase Price shall not be adjusted pursuant to this
Section 3.2 by virtue of the issuance and/or sale of Excluded Stock, which shall mean the following: (a) Stock, Options or Convertible Securities representing up to 2,000,000 shares of Stock (or such greater number of shares of Stock as authorized by the Board of Directors) in the aggregate to be issued and/or sold to employees, advisors, directors or officers of, or consultants to, the Company or any of its subsidiaries pursuant to a stock grant, stock option plan, restricted stock agreements, stock purchase plan, pension or profit sharing plan or other stock agreement or arrangement approved by the Company's Board of Directors, (b) the issuance of shares of Stock, Options and/or Convertible Securities pursuant to Options and/or Convertible Securities outstanding as of the date of this Warrant; (c) issuance of shares of Stock and/or Convertible Securities to the Placement Agent in respect of the transaction represented by the subscription agreement related to the issuance of this Warrant; and (d) the issuance of shares of Stock, Options or Convertible Securities as a stock dividend or upon any split or combination of shares of Stock or Convertible Securities. For all purposes of this Section 3.2, all shares of Excluded Stock shall be deemed to have been issued for an amount of consideration per share equal to the initial Stock Purchase Price (subject to adjustment in the manner set forth in Section 3.1).

         3.3 Notice of Adjustment. Promptly after adjustment of the Stock Purchase Price or any increase or decrease in the number of shares purchasable upon the exercise of this Warrant, the Company shall give written notice thereof, by first-class mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company. The notice shall be signed by the Company's President or Chief Executive Officer and shall state the effective date of the adjustment and the Stock Purchase Price resulting from such adjustment and the increase or decrease, if any, in the number of shares purchasable at such price upon the exercise of this Warrant, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         3.4      Notices.  If at any time:

(a)      the Company shall declare any cash dividend upon its Stock;

(b) the Company shall declare any dividend upon its Stock payable in stock (other than a dividend payable solely in shares of Stock) or make any special dividend or other distribution to the Holder of its Stock;

(c) there shall be any consolidation or merger of the Company with another corporation, or a sale of all or substantially all of the Company's assets to another corporation; or

(d) there shall be a voluntary or involuntary dissolution, liquidation or winding-up of the Company then, in any one or more of said cases, the Company shall give, by certified or registered mail, postage prepaid, addressed to the registered Holder of this Warrant at the address of such Holder as shown on the books of the Company, (i) at least 30 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for such dividend, distribution or subscription rights or for determining rights to vote in respect of any such dissolution, liquidation or winding-up; (ii) at least 10 days prior written notice of the date on which the books of the Company shall close or a record shall be taken for determining rights to vote in respect of any such reorganization, reclassification, consolidation, merger or sale, and (iii) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, at least 30 days written notice of the date when the same shall take place. Any notice given in accordance with clause (i) above shall also specify, in the case of any such dividend, distribution or option rights, the date on which the Holder of Stock shall be entitled thereto. Any notice given in accordance with clause (iii) above shall also specify the date on which the Holder(s) of Stock shall be entitled to exchange their Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, as the case may be. If the Holder of the Warrant does not exercise this Warrant prior to the occurrence of an event described above, except as provided in Sections 3.1 and 3.5, the Holder shall not be entitled to receive the benefits accruing to existing holders of the Stock in such event. Notwithstanding anything herein to the contrary, if and to the extent the Holder chooses to exercise this Warrant within the 10- day period following receipt of the notice specified in clause (ii) above, the Holder may elect to pay the aggregate Stock Purchase Price by delivering to the Company cash or a cashier's check in the amount of the aggregate par value of the shares of Stock to be purchased and the Holder's full recourse Promissory Note in the amount of the balance of the aggregate Stock Purchase Price, which Note shall be payable to the order of the Company in a single sum on the 30th day following the date of receipt of such notice and shall bear interest at the lowest applicable federal short-term rate (using monthly compounding) as established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, or any successor provision; provided, however, that if the Holder elects to deliver such a

Promissory Note to the Company, the Holder will pledge to the Company all Stock issued in connection with the exercise of this Warrant, and the Company shall retain possession of the certificates evidencing such Stock, until such time as the Note is paid in full.

         3.5 Changes in Stock. In case at any time following the Commencement Date hereof, the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets or recapitalization of the Stock) in which the previously outstanding Stock shall be changed into or exchanged for different securities of the Company or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or any combination of any of the foregoing (each such transaction being herein called the "Transaction" and the date of consummation of the Transaction being herein called the "Consummation Date"), then as a condition of the consummation of the Transaction, lawful and adequate provisions shall be made so that each Holder, upon the exercise hereof on or before the Consummation Date, shall be entitled to receive, and this Warrant shall thereafter represent the right to receive, in lieu of the Stock issuable upon such exercise prior to the Consummation Date, the highest amount of securities or other property to which such Holder would actually have been entitled as a stockholder upon the consummation of the Transaction if such Holder had exercised such Warrant immediately prior thereto. The provisions of this Section 3.5 shall similarly apply to successive Transactions.

         3.6 Termination of Dilutive Protection. Immediately following the Next Public Offering all antidilution provisions of this Section 3 shall become null, void and of no further force or effect.

4. Issue Tax. The issuance of certificates for shares of Stock upon the exercise of the Warrant shall be made without charge to the Holder of the Warrant for any issue tax in respect thereof, provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificates in a name other than that of the then Holder of the Warrant being exercised.

5. No Voting or Dividend Rights; Limitation of Liability. Nothing contained in this Warrant shall be construed as conferring upon the Holder hereof the right to vote or to consent or to receive notice as a stockholder in respect of meetings of stockholders for the election of directors of the Company or any other matters or any rights whatsoever as a stockholder of the Company. Except for the adjustment to the Stock Purchase Price pursuant to Section 3.1 in the event of a dividend on the Stock payable in shares of Stock, no dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised. No provisions hereof, in the absence of affirmative action by the Holder to purchase shares of Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Stock Purchase Price or as a stockholder of the Company whether such liability is asserted by the Company or by its creditors.

6.       Restrictions  on  Transferability  of  Securities;     Compliance  with
Securities Act.

         6.1 Restrictions on Transferability. This Warrant and the Warrant Shares (the "Securities") shall not be transferable in the absence of
Registration under the Act (as defined below) or an exemption therefrom under said Act.

         6.2 Restrictive Legend. Each certificate representing the Securities or any other securities issued in respect of the Securities upon any stock split, stock dividend, recapitalization, merger, consolidation or similar event, shall be stamped or otherwise imprinted with a legend substantially in the following form (in addition to any legend required under applicable state securities laws):

    THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL FOR THE HOLDER, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO COUNSEL FOR THIS COMPANY, IS AVAILABLE.

7. Registration Rights. The Common Stock underlying this Warrant is subject to a Registration Rights Agreement entered into by Holder of even date herewith and which is incorporated herein by reference and attached hereto as Exhibit A.

8.       Modification and Waiver.   This Warrant and any provision hereof may be
changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought,

9. Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder hereof or the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such Holder at its address as shown on the books of the Company or to the Company at the address indicated therefor in the first paragraph of this Warrant.

10. Description Headings and Governing Law. The descriptive headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the internal laws of the State of Maryland.

11. Lost Warrants or Stock Certificates. The Company represents and warrants to Holder the upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant or stock certificate and, in the case of any such loss, theft or destruction, and if requested, upon receipt of an indemnity bond reasonably satisfactory to the Company, or in the case of any such mutilation, upon surrender and cancellation of such Warrant or stock certificate, the Company at its expense will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

12. Fractional Shares. No fractional shares shall be issued upon exercise of this Warrant. The Company shall, in lieu of issuing any fractional share pay the Holder entitled to such fraction a sum in cash equal to the fair market value of any such fractional interest as it shall appear on the public market, or if there is no public market for such shares, then as shall be reasonably determined by the Company.

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer, thereunto duly authorized as of this ____ day of July, 1996.

         CHEUNG LABORATORIES, INC.



By:      ___________________________
         Signature

By:      ___________________________
         Print Name

Title:   ___________________________

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





                         FORM OF SUBSCRIPTION AGREEMENT

              (To be signed and delivered upon exercise of Warrant)

[DATE]

Attention:  _______________
Cheung Laboratories, Inc.
10220-I Old Columbia Road
Columbia, Maryland  21046-1705

Dear __________:

         The undersigned, the Holder of the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and to purchase thereunder, _______ shares of Common Stock, par value $0.01 per share (the "Common Stock") of Cheung Laboratories, Inc. (the "Company") and subject to the following paragraph, herewith makes payment of _______________ Dollars
($________) therefor and requests that the certificates for such shares be issued in the name of, and delivered to, _________________________________ whose address is

                                                        .

         If the shares issuable upon the exercise of this Warrant are not covered by a registration statement effective under the Securities Act of 1933, as amended, (the "Securities Act"), the undersigned represents as of the date hereof that:

                  (i) the undersigned is acquiring such Common Stock for investment for his own account, not as nominee or agent, and not with a view to the distribution thereof and the undersigned has not signed or otherwise arranged for the selling, granting any participation in, or otherwise distributing the same,

                  (ii) the undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the undersigned's investment in the Common Stock,

                  (iii) the  undersigned has received all of the information the
undersigned   has  requested  from  the  Company  and  considers   necessary  or
appropriate for deciding whether to purchase the shares of Common Stock,

                  (iv) the undersigned has the ability to bear the economic risk of his prospective investment,

                  (v) the undersigned is able, without materially impairing his financial condition, to hold the shares of Common Stock for an indefinite period of time and to suffer complete loss on his investment,

                  (vi) the undersigned understands and agrees that (A) he may be unable to readily liquidate his investment in the shares of Common Stock and that the shares must be held indefinitely unless a subsequent disposition thereof is registered or qualified under the Securities Act and applicable state securities or Blue Sky laws or is exempt from such registration or qualification, and that the Company is not required to register the same or to take any action or make such an exemption available except to the extent provided in the within Warrant, and (B) the exemption from registration under the Securities Act afforded by Rule 144 promulgated by the Securities and Exchange Commission ("Rule 144") depends upon the satisfaction of various conditions by the undersigned and the Company and that, if applicable, Rule 144 affords the basis for sales under certain circumstances in limited amounts, and that if such exemption is utilized by the undersigned, such conditions must be fully complied with by the undersigned and the Company, as required by Rule 144,

                  (vii) the undersigned is (A) familiar with the definition of and the undersigned is an "accredited investor" within the meaning of such term under Rule 501 of Regulation D promulgated under the Securities Act, or (B) is providing representations and warranties reasonably satisfactory to the Company and its counsel, to the effect that the sale and issuance of Common Stock upon exercise of such Warrant may be made without registration under the Securities Act or any applicable state securities and Blue Sky laws, and

                  (viii) the address set forth below is the true and correct address of the undersigned's residence.

Dated:  ________________


________________________
Signature

Signature must conform in all respects to the name of Holder as specified on the face of the Warrant)


Address:  _______________________

          _______________________

          _______________________

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